Pagaya Reports Third Quarter and Nine Months Ended 2024 Results New York, NY and Tel Aviv, Israel – November 12, 2024 – Pagaya Technologies Ltd. NASDAQ PGY (“Pagaya ,ˮ the “Companyˮ or “weˮ), a global technology company delivering artificial intelligence infrastructure for the financial ecosystem, today announced financial results for the third quarter and nine months ended 2024. For additional information, view Pagaya's third quarter 2024 letter to shareholders here. "We delivered another set of strong results, with a laser-focus on profitable, sustainable growth,ˮ said Gal Krubiner, co-founder and CEO of Pagaya Technologies. “With successful execution of our 2024 strategy, we are well on the way to reaching GAAP profitability and cash flow generation during 2025. We have built a franchise that we believe can deliver long-term value for our shareholders, lending and funding partners, and U.S. consumers." Third Quarter 2024 Highlights All comparisons are made versus the same period in 2023 and on a year-over-year basis unless otherwise stated. ● Network volume of $2.4 billion (in line with outlook of $2.3 billion to $2.5 billion) grew by 11% year-over-year. ● Continued to grow volumes with existing partners and advance our sales pipeline. Growth of existing partners led to personal loan network volume growth of 15% and point-of-sale (“POSˮ) network volume growth of 67% year-over-year. The onboarding of a top 5 bank by total assets in our POS vertical continues to progress. Elavon, U.S. Bankʼs POS business, is now live on the Pagaya network. ● Record total revenue and other income of $257 million (in line with outlook of $250 million to $260 million) increased by 21% year-over-year, driven by a 24% increase in revenue from fees. ● GAAP operating income of $22 million grew by $22 million year-over-year. ● Record fee generation and operating leverage as we drive profitable growth. FRLPC as a % of network volume reached a record 4.3%, reflecting the growing value we are delivering for our lending partners. Ongoing operating leverage is enhancing flow-through of fees to our bottom-line, with core operating expenses as a % of FRLPC reaching its lowest level since the Company went public, at 52%. ● Net loss attributable to Pagaya shareholders of $67 million was impacted by non-cash items such as fair value adjustments and share-based compensation expense. ● Record adjusted EBITDA of $56 million (in line with outlook of $50 million to $60 million) grew $28 million year-over-year, with Adjusted EBITDA margin up 846 basis points to 21.8%.

● Adjusted net income of $33 million, which excludes the impact of non-cash items such as share-based compensation expense and fair value adjustments, grew by $19 million year-over-year. ● Reached our lowest risk retention level in 2 years, at 23% of network volume by the end of the third quarter, as the result of structural improvements in our ABS program and broadening our funding sources to capital-efficient channels such as forward flow, pass-through certificate programs, and managed funds. ● Announced transactions to de-risk the balance sheet and reduce interest expense, by refinancing high-cost borrowings and unlocking additional balance sheet liquidity of up to $100 million in the form of excess cash and the release of high-quality collateral. ● Cash flow from operating activities of $2 million was impacted by one-time items. Full Year 2024 Outlook FY24 Network Volume Expected to be between $9.5 billion and $9.7 billion Total Revenue and Other Income Expected to be between $1,010 million and $1,025 million Adjusted EBITDA Expected to be between $195 million and $205 million Webcast The Company will hold a webcast and conference call today, November 12, 2024, at 830 a.m. Eastern Time. A live webcast of the call will be available via the Investor Relations section of the Companyʼs website at investor.pagaya.com. To listen to the live webcast, please go to the site at least five minutes prior to the scheduled start time in order to register, download and install any necessary audio software. Shortly before the call, the accompanying materials will be made available on the Companyʼs website. Shortly after the call, a replay of the webcast will be available for 90 days on the Companyʼs website. The conference call can also be accessed by dialing 18774079208 or 12014936784. The telephone replay can be accessed by dialing 18445122921 or 14123176671 and providing the conference ID# 13749063. The telephone replay will be available starting shortly after the call until Tuesday, November 26, 2024. A replay will also be available on the Investor Relations website following the call. About Pagaya Technologies Pagaya NASDAQ PGY is a global technology company making life-changing financial products and services available to more people nationwide. By using machine learning, a vast data network and an AI-driven approach, Pagaya provides comprehensive consumer credit and residential real estate solutions for its partners, their customers, and investors. Its proprietary API and capital solutions integrate into its network of partners to deliver seamless user experiences and greater access to the mainstream economy. Pagaya has offices in New York and Tel Aviv. For more information, visit pagaya.com. Cautionary Note About Forward-Looking Statements

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that involve risks and uncertainties. These forward-looking statements generally are identified by the words “anticipate,ˮ “believe,ˮ “continue,ˮ “can,ˮ “could,ˮ “estimate,ˮ “expect,ˮ “intend,ˮ “may,ˮ “opportunity,ˮ “future,ˮ “strategy,ˮ “might,ˮ “outlook,ˮ “plan,ˮ “possible,ˮ “potential,ˮ “predict,ˮ “project,ˮ “should,ˮ “strive,ˮ “will,ˮ “would,ˮ “will be,ˮ “will continue,ˮ “will likely result,ˮ and similar expressions. All statements other than statements of historical fact are forward-looking statements, including statements regarding: The Companyʼs strategy and future operations, including the Companyʼs ability to continue to deliver consistent results for its lending partners and investors; the Companyʼs ability to continue to drive sustainable gains in profitability; the Companyʼs ability to achieve continued momentum in its business; and the Companyʼs financial outlook for Network Volume, Total Revenue and Other Income and Adjusted EBITDA for the fourth quarter of 2024 and the full year 2024. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Risks, uncertainties and assumptions include factors relating to: the Company's ability to attract new partners and to retain and grow its relationships with existing partners to support the underlying investment needs for its securitizations and other funding products; the need to maintain a consistently high level of trust in its brand; the concentration of a large percentage of its investment revenue with a small number of partners and platforms; its ability to sustain its revenue growth rate or the growth rate of its related key operating metrics; its ability to improve, operate and implement its technology, its existing funding arrangements for the Company and its affiliates that may not be renewed or replaced or its existing funding sources that may be unwilling or unable to provide funding to it on terms acceptable to it, or at all; the performance of loans facilitated through its model; changes in market interest rates; its securitizations, warehouse credit facility agreements; the impact on its business of general economic conditions, including, but not limited to interest rates, inflation, supply chain disruptions, exchange rate fluctuations and labor shortages; the effect of and uncertainties related to public health crises such as the COVID19 pandemic (including any government responses thereto); geopolitical conflicts such as the war in Israel; its ability to realize the potential benefits of past or future acquisitions; anticipated benefits and savings from our recently announced reduction in workforce; changes in the political, legal and regulatory framework for AI technology, machine learning, financial institutions and consumer protection; the ability to maintain the listing of our securities on Nasdaq; the financial performance of its partners, and fluctuations in the U.S. consumer credit and housing market; its ability to grow effectively through strategic alliances; seasonal fluctuations in our revenue as a result of consumer spending and saving patterns; pending and future litigation, regulatory actions and/or compliance issues including with respect to the merger with EJF Acquisition Corp.; and other risks that are described in the Companyʼs Form 10K filed on April 25, 2024 and subsequent filings with the U.S. Securities and Exchange Commission. These forward-looking statements reflect the Company's views with respect to future events as of the date hereof and are based on assumptions and subject to risks and uncertainties. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. The forward-looking statements are made as of the date hereof, reflect the Companyʼs current beliefs and are based on information currently available as of the date they are made, and the Company assumes no obligation and does not intend to update these forward-looking statements. Financial Information; Non-GAAP Financial Measures Some of the unaudited financial information and data contained in this press release and Form 8K, such as Fee Revenue Less Production Costs (“FRLPCˮ), FRLPC as a percentage of network volume (or FRLPC %, Adjusted EBITDA and Adjusted Net Income Loss, have not been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAPˮ). To supplement the unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP, management uses the non-GAAP financial measures FRLPC, FRLPC as a percentage of network volume (or FRLPC %, Adjusted Net Income Loss and Adjusted EBITDA to provide investors with additional information about our financial performance and to enhance the overall understanding of the results of operations by highlighting the results from ongoing operations and the underlying profitability of our business. Management believes these non-GAAP measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods. However, non-GAAP financial measures have limitations in their usefulness to investors because they have no standardized meaning prescribed by U.S. GAAP and are not prepared under any comprehensive set of accounting rules or principles. In addition, non-GAAP financial measures may be calculated differently from, and therefore may not be directly comparable to, similarly titled measures used by other companies. As a result, non-GAAP financial measures should be viewed as supplementing, and not as an alternative or substitute for, our unaudited consolidated financial statements prepared and presented in accordance with U.S. GAAP. To address these limitations, management provides a reconciliation of Adjusted Net Income Loss and Adjusted EBITDA to net income (loss) attributable to Pagayaʼs shareholders and a calculation of FRLPC and FRLPC as a percentage of network volume (or FRLPC %. Management encourages investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view Adjusted Net Income Loss and Adjusted EBITDA in conjunction with its respective related GAAP financial measures. Non-GAAP financial measures include the following items: Fee Revenue Less Production Costs (“FRLPCˮ) is defined as revenue from fees less production costs. FRLPC as a percentage of network volume (or FRLPC % is defined as FRLPC divided by Network Volume. Adjusted Net Income Loss is defined as net income (loss) attributable to Pagaya Technologies Ltd.̓s shareholders excluding share-based compensation expense, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, and non-recurring expenses associated with mergers and acquisitions. Adjusted EBITDA is defined as net income (loss) attributable to Pagaya Technologies Ltd.̓s shareholders excluding share-based compensation expense, change in fair value of warrant liability, impairment, including credit-related charges, restructuring expenses, transaction-related expenses, non-recurring expenses associated with mergers and acquisitions, interest expense, depreciation expense, and income tax expense (benefit). These items are excluded from our Adjusted Net Income Loss and Adjusted EBITDA measures because they are noncash in nature, or because the amount and timing of these items is unpredictable, is not driven by core results of operations and renders comparisons with prior periods and competitors less meaningful. We believe FRLPC, FRLPC as a percentage of network volume (or FRLPC %, Adjusted Net Income Loss and Adjusted EBITDA provide useful information to investors and others in understanding and evaluating our results of operations, as well as providing a useful measure for period-to-period comparisons of our business performance. Moreover, we have included FRLPC, FRLPC as a percentage of network volume (or FRLPC %, Adjusted Net Income Loss and Adjusted EBITDA because these are key measurements used by our management internally to make operating decisions, including those related to operating expenses, evaluate performance, and perform strategic planning and annual budgeting. However, this non-GAAP financial information is presented for supplemental informational purposes only, should not be considered a substitute for or superior to financial information presented in accordance with U.S. GAAP and may be different from similarly titled non-GAAP financial measures used by other companies. The tables below provide reconciliations of Adjusted EBITDA to Net Loss Attributable to Pagaya Technologies Ltd., its most directly comparable U.S. GAAP amount. In addition, Pagaya provides outlook for the fourth quarter of 2024 and the fiscal year 2024 on a non-GAAP basis. The Company cannot reconcile its expected Adjusted EBITDA to expected Net Loss Attributable to Pagaya under “Full-Year 2024 Financial Outlookˮ without unreasonable effort because certain items that impact net income (loss) and other reconciling items are out of the Company's control and/or cannot be reasonably predicted at this time, which unavailable information could have a significant impact on the Companyʼs U.S. GAAP financial results. Investors & Analysts Joshua Fagen Head of Investor Relations IR@pagaya.com Media & Press Emily Passer Head of PR & External Communications Press@pagaya.com

PAGAYA TECHNOLOGIES LTD.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
Revenue				
Revenue from fees	$ 249,283	$ 201,447	$ 728,881	$ 562,386
Other Income				
Interest income	8,735	10,375	24,672	30,965
Investment income (loss)	(784)	(65)	(699)	656
Total Revenue and Other Income	257,234	211,757	752,854	594,007
Production costs	148,965	128,792	439,448	374,462
Technology, data and product development (1)	16,655	18,039	57,970	56,833
Sales and marketing (1)	11,440	11,339	35,028	40,197
General and administrative (1)	57,790	53,425	185,307	157,567
Total Costs and Operating Expenses	234,850	211,595	717,753	629,059
Operating Income (Loss)	22,384	162	35,101	(35,052)
Other expense, net	(108,139)	(47,260)	(215,682)	(131,135)
Loss Before Income Taxes	(85,755)	(47,098)	(180,581)	(166,187)
Income tax expense (benefit)	(11,524)	(1,158)	7,991	10,515
Net Loss Including Noncontrolling Interests	(74,231)	(45,940)	(188,572)	(176,702)
Less: Net loss attributable to noncontrolling interests	(6,755)	(24,188)	(25,088)	(62,682)
Net Loss Attributable to Pagaya Technologies Ltd.	$ (67,476)	$ (21,752)	$ (163,484)	$ (114,020)
Per share data:				
Net loss per share:				
Basic and Diluted (3)	$ (0.93)	$ (0.36)	$ (2.35)	$ (1.91)
Non-GAAP adjusted net income (2)	$ 33,122	$ 14,296	$ 53,641	$ 4,167
Non-GAAP adjusted net income per share:				
Basic (3)	$ 0.46	$ 0.24	$ 0.77	$ 0.07
Diluted (3)	$ 0.44	$ 0.22	$ 0.75	$ 0.07
Weighted average shares outstanding:				
Basic (3)	72,728,667	60,713,648	69,619,813	59,617,660
Diluted (3)	74,465,363	66,366,055	71,130,891	61,512,327

(1) The following table sets forth share-based compensation for the periods indicated below:

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	2023	2024	2023
Technology, data and product development	$ 1,011	$ 3,467	$ 6,985	$ 8,915
Selling and marketing	2,875	3,469	9,594	10,979
General and administrative	8,447	13,801	29,273	37,418
Total	$ 12,333	$ 20,737	$ 45,852	$ 57,312

(2) See “Reconciliation of Non-GAAP Financial Measures.”

(3) Share amounts have been retroactively adjusted to reflect the 1-for-12 reverse share split effected on March 8, 2024.

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL POSITION (UNAUDITED) (In thousands) September 30, December 31, 2024 2023 Assets Current assets: Cash and cash equivalents $ 147,099 $ 186,478 Restricted cash 17,617 16,874 Fees and other receivables 98,280 79,526 Investments in loans and securities 11,251 2,490 Prepaid expenses and other current assets 24,214 18,034 Total current assets 298,461 303,402 Restricted cash 16,331 19,189 Fees and other receivables 30,783 34,181 Investments in loans and securities 912,131 714,303 Equity method and other investments 25,778 26,383 Right-of-use assets 34,087 55,729 Property and equipment, net 39,359 41,557 Goodwill 10,945 10,945 Intangible assets 638 2,550 Prepaid expenses and other assets 1,064 137 Deferred offering costs 1,198 — Total non-current assets 1,072,314 904,974 Total Assets $ 1,370,775 $ 1,208,376 Liabilities and Shareholders’ Equity Current liabilities: Accounts payable $ 5,835 $ 1,286 Accrued expenses and other liabilities 32,550 28,562 Current maturities of operating lease liabilities 5,491 6,931 Current portion of long-term debt 12,750 — Secured borrowing 195,457 37,685 Income taxes payable 2,370 461 Total current liabilities 254,453 74,925 Non-current liabilities: Warrant liability 2,884 3,242 Revolving credit facility 15,000 90,000 Long-term debt 217,424 — Secured borrowing 213,268 234,028 Operating lease liabilities 27,693 43,940 Long-term tax liabilities 22,839 22,135 Deferred tax liabilities, net 189 107 Total non-current liabilities 499,297 393,452 Total Liabilities 753,750 468,377 Redeemable convertible preferred shares 74,250 74,250 Shareholders’ equity: Additional paid-in capital 1,258,862 1,101,914 Accumulated other comprehensive income (loss) (90,432) 444 Accumulated deficit (706,121) (542,637) Total Pagaya Technologies Ltd. shareholders’ equity 462,309 559,721 Noncontrolling interests 80,466 106,028 Total shareholders’ equity 542,775 665,749 Total Liabilities, Redeemable Convertible Preferred Shares, and Shareholders’ Equity $ 1,370,775 $ 1,208,376

PAGAYA TECHNOLOGIES LTD. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (In thousands) Nine Months Ended September 30, 2024 2023 Cash flows from operating activities Net loss including noncontrolling interests $ (188,572) $ (176,702) Adjustments to reconcile net income (loss) to net cash used in operating activities: Equity method (income) loss 699 (655) Depreciation and amortization 20,475 13,161 Share-based compensation 45,852 57,312 Fair value adjustment to warrant liability (358) 3,763 Impairment loss on investments in loans and securities 155,960 115,644 Write-off of capitalized software 3,145 1,935 Tax benefit related to release of valuation allowance — (1,162) Long-term debt issuance costs amortization 2,065 — Loss (gain) on foreign exchange 4,178 (302) Other non-cash items 367 — Change in operating assets and liabilities: Fees and other receivables (15,332) (7,666) Deferred tax liabilities, net 82 13 Prepaid expenses and other assets (8,213) 1,812 Right-of-use assets 1,462 6,435 Accounts payable 4,607 (374) Accrued expenses and other liabilities 4,121 (16,682) Operating lease liability (441) (6,433) Income tax / long-term tax liabilities 4,360 529 Net cash provided by (used in) operating activities 34,457 (9,372) Cash flows from investing activities Proceeds from the sale/maturity/prepayment of: Investments in loans and securities 89,905 134,101 Equity method and other investments 31 — Cash and restricted cash acquired from Darwin Homes, Inc. — 1,608 Payments for the purchase of: Investments in loans and securities (538,727) (436,242) Property and equipment (13,761) (15,555) Equity method and other investments (125) — Net cash used in investing activities (462,677) (316,088) Cash flows from financing activities Proceeds from sale of ordinary shares, net of issuance costs 89,956 — Proceeds from long-term debt 244,725 — Proceeds from issuance of redeemable convertible preferred shares, net — 74,250 Proceeds from secured borrowing 254,895 314,276 Proceeds received from noncontrolling interests 2,815 19,235 Proceeds from revolving credit facility 59,000 110,000 Proceeds from exercise of stock options and stock purchase plan 3,160 2,538 Proceeds from issuance of ordinary shares from the Equity Financing Purchase Agreement 11,865 3,793 Distributions made to noncontrolling interests (7,892) (39,321) Payments made to revolving credit facility (134,000) (25,000) Payments made to secured borrowing (117,883) (182,358) Payments made to long-term debt (9,563) — Long-term debt issuance costs (7,974) — Payments for deferred offering costs (1,198) — Settlement of share-based compensation in satisfaction of tax withholding requirements — (650)

Net cash provided by financing activities 387,906 276,763 Effect of exchange rate changes on cash, cash equivalents and restricted cash (1,180) (4,201) Net increase (decrease) in cash, cash equivalents and restricted cash (41,494) (52,898) Cash, cash equivalents and restricted cash, beginning of period 222,541 337,076 Cash, cash equivalents and restricted cash, end of period $ 181,047 $ 284,178

PAGAYA TECHNOLOGIES LTD.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (UNAUDITED)
($ in thousands, unless otherwise noted)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	**2023**	**2024**	**2023**
Net Loss Attributable to Pagaya Technologies Ltd.	$ (67,476)	$ (21,752)	$ (163,484)	$ (114,020)
Adjusted to exclude the following:				
Share-based compensation	12,333	20,737	45,852	57,312
Fair value adjustment to warrant liability	1,213	1,328	(358)	3,763
Impairment loss on certain investments	81,827	9,130	159,489	39,778
Write-off of capitalized software	584	305	3,145	1,935
Restructuring expenses	38	484	3,583	5,450
Transaction-related expenses	1,072	2,472	1,607	4,497
Non-recurring expenses	3,531	1,592	3,807	5,452
Adjusted Net Income	$ 33,122	$ 14,296	$ 53,641	$ 4,167
Adjusted to exclude the following:				
Interest expenses	27,371	9,918	64,098	19,932
Income tax expense (benefit)	(11,524)	(1,158)	7,991	10,515
Depreciation and amortization	7,116	5,205	20,475	13,189
Adjusted EBITDA	$ 56,085	$ 28,261	$ 146,205	$ 47,803

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2024	**2023**	**2024**	**2023**
Fee Revenue Less Production Costs (FRLPC):				
Revenue from fees	$ 249,283	$ 201,447	$ 728,881	$ 562,386
Production costs	148,965	128,792	439,448	374,462
Fee Revenue Less Production Costs (FRLPC)	$ 100,318	$ 72,655	$ 289,433	$ 187,924
Fee Revenue Less Production Costs % (FRLPC %):				
Fee Revenue Less Production Costs (FRLPC)	$ 100,318	$ 72,655	$ 289,433	$ 187,924
Network Volume (in millions)	2,351	2,112	7,101	5,919
Fee Revenue Less Production Costs % (FRLPC %)	4.3 %	3.4 %	4.1 %	3.2 %